SUPPLEMENT DATED AUGUST 6, 2004
                                       TO
                             TIMOTHY PLAN PROSPECTUS
                                DATED MAY 1, 2004

The following amendment is being made to the Prospectus of the Timothy Plan, dated May1, 2004. All portions of the Prospectus not specifically amended by this Supplement shall remain in full force and effect.

The Section of the Prospectus entitled "INVESTMENT MANAGERS" is amended as follows:

The Subsection of the INVESTMENT MANAGERS Section entitled "Fixed Income Fund and Money Market Fund" is deleted in its entirety and replaced with the following:

      "FIXED INCOME FUND AND MONEY MARKET FUND

      On May 21, 2004, TPL, with the unanimous consent of the Board of Trustees, selected Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), 3232 McKinney Avenue, 15th Floor, One McKinney Avenue, Dallas, TX 75204, to replace Carr & Associates, Inc. as investment manager for the Fixed Income and the Money Market Funds. BHMS assumed day to day investment management responsibility for each Fund on July 01, 2004 under a written interim agreement for such services. The agreement will become final when and if ratified by the shareholders of each Fund. The Trust has called a special meeting of the shareholders of each Fund to be held on August 13, 2004 and anticipates that BHMS will be ratified as each Fund's investment manager on that date.

      BHMS has provided investment advisory services similar to those which it is providing to the Funds to institutions and individuals since its founding in 1979. As of June, 30, 2004, BHMS managed approximately $35.6 billion in client assets, including serving as an investment manager to a number of other U.S. mutual funds.

      Mr. John S. Williams, CFA, is responsible for the day to day recommendations to the Funds. Mr. Williams joined BHMS in July 1983 and currently serves as Chief Investment Officer for all fixed income strategies. Mr. Williams has amassed almost 28 years of investment industry experience and has served on the United Asset Management Board and the Advisory Board for the Teacher Retirement System of Texas. He is an active member of the Dallas Society of Financial Analysts. Mr. Williams earned an MBA in 1976 and a BBA in 1975, both with Honors, from Texas Christian University in Dallas, Texas."

                         SUPPLEMENT DATED AUGUST 6, 2004
                                       TO
                TIMOTHY PLAN STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004

The following amendment is being made to the Statement of Additional Information of the Timothy Plan, dated May1, 2004 (the "SAI"). All portions of the SAI not specifically amended by this Supplement shall remain in full force and effect.

The Section of the SAI entitled "INVESTMENT MANAGERS" is amended as follows:

The second paragraph of the Section is deleted in its entirety and replaced with the following:

      "On May 21, 2004, TPL, with the unanimous consent of the Board of Trustees, selected Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), 3232 McKinney Avenue, 15th Floor, One McKinney Avenue, Dallas, TX 75204, to replace Carr & Associates, Inc. as investment manager for the Fixed Income and the Money Market Funds. BHMS assumed day to day investment management responsibility for each Fund on July 01, 2004 under a written interim agreement for such services. The agreement will become final when and if ratified by the shareholders of each Fund. The Trust has called a special meeting of the shareholders of each Fund to be held on August 13, 2004 and anticipates that BHMS will be ratified as each Fund's investment manager on that date.

      BHMS has provided investment advisory services similar to those which it is providing to the Funds to institutions and individuals since its founding in 1979. As of June, 30, 2004, BHMS managed approximately $35.6 billion in client assets, including serving as an investment manager to a number of other U.S. mutual funds.

      Mr. John S. Williams, CFA, is responsible for the day to day recommendations to the Funds. Mr. Williams joined BHMS in July 1983 and currently serves as Chief Investment Officer for all fixed income strategies. Mr. Williams has amassed almost 28 years of investment industry experience and has served on the United Asset Management Board and the Advisory Board for the Teacher Retirement System of Texas. He is an active member of the Dallas Society of Financial Analysts. Mr. Williams earned an MBA in 1976 and a BBA in 1975, both with Honors, from Texas Christian University in Dallas, Texas.

      During its deliberations on May 21, 2004 concerning the selection of BHMS, the Board reviewed the qualifications of BHM&S and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to BHM&S. The Board received written information relating to the experience, strengths, other clients and past investment performance of BHM&S and noted with approval the firm's consistently above-average investment performance, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with BHM&S, and that no compensation was to be paid to BHM&S other than advisory fees under the agreement. The Board also reviewed the financial condition of BHM&S and questioned both TPL and UBS at length to assure themselves that BHM&S was financially capable of undertaking the responsibilities of serving the Fund.

      The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with BHM&S, BHM&S would be responsible for providing day-to-day investment advice and choosing the securities in which the Fixed Income Fund invests. BHM&S would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by BHM&S. BHM&S would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with BHM&S is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

      The Board then discussed the proposed fees payable to BHM&S for its services to each Fund. Since those fees would be paid to BHM&S by TPL out of the fees it received from the Fund, the Board sought TPL's opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that BHM&S was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because BHM&S's proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

      Based on the Board's review and UBS and TPL's recommendation, the Board unanimously voted to approve BHM&S as sub-advisor to the Fixed Income Fund and to seek shareholder approval of their choice. The Board then entered into an interim agreement with BHM&S to provide sub-advisory services to the Fund for a period not to exceed 150 days, commencing on July 1, 2004. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

      The fees paid to BHM&S on behalf of the Fixed Income Fund under the sub-advisory agreement will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Fixed Income Fund, so overall fees to the Fixed Income Fund's shareholders will not change. BHM&S may temporarily agree to accept a fee based on accumulating Fund assets in order to assist Fund growth. In either event, overall fees to shareholders will remain the same."